CREDIT INCREASE CONFIRMATION AND
                                 NOTE AMENDMENT

                             Dated February 17, 1998


     Reference is made to (x) the Interim Warehouse, and Security Agreement, dated as of March 4, 1997. as amended (the "Interim Warehouse Agreement"), between Prudential Securities Credit Corporation (the "Lender"), Emergent Mortgage Corp. (the "Borrower") and Emergent Group, Inc. (the "Guarantor"), (y) the Secured Note, dated as of March 4, 1997, as amended (the "Note"), from the Borrower to the Lender and (z) the Guarantee, dated as of March 4, 1997, as amended (the "Guarantee"), by the Guarantor in favor of the Lender. Capitalized terms used and not otherwise defined herein shall have their respective meanings set forth in the Interim Warehouse Agreement.


Section 1.

     (a) The maximum loan amount of "$30,000,000" referenced in the recitals and in the first sentence of Section 1(A)(1) of the Interim Warehouse Agreement and referenced in the Note and Guarantee is hereby deleted and replaced by "$175,000,000".

     (b) The definition of "Maturity Date" in Section (1)(B)(2) and in the Note and Guarantee is hereby deleted in its entirety and replaced with the following:

          Maturity Date means the earlier of (i) June 30. 1998, and (ii) the date of the Securitization in the second quarter of 1998 (the "Second Quarter Securitization"); provided, however, that (x) if the Second Quarter Securitization occurs prior to June 30, 1998 and (y) the securitization includes a pre-funding feature, then the Maturity Date shall be extended to the earlier to occur of (A) September 17, 1998 and (B) the end of any pre-funding period with respect to the Second Quarter Securitization. If the Second Quarter Securitization does contain a pre-funding feature and the Maturity Date is so extended, the maximum loan amount following the Second Quarter Securitization will be, as of any day prior to the Maturity Date, the amount on deposit in the pre-funding account.


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Section 2.


     As amended by Section 1, all provisions of the Interim Warehouse Agreement, the Note and the Guarantee, as heretofore amended, are reconfirmed as of the date hereof. Each of the Borrower and the Guarantor, in addition, hereby reconfirms and remakes as of the date hereof each and every of its representations, warranties and covenants set forth in the Interim Warehouse Agreement, the Note and the Guarantee,


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


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.



                                   EMERGENT MORTGAGE CORP.


                                   By: /s/ Kevin J. Mast
                                      ------------------------------------------
                                      Name:  Kevin J. Mast
                                      Title: VP & Treasurer



                                   EMERGENT GROUP, INC.


                                   By: /s/ Kevin J. Mast
                                      ------------------------------------------
                                      Name:  Kevin J. Mast
                                      Title: VP,CFO & Treasurer



                                   PRUDENTIAL SECURITIES CREDIT CORPORATION


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:



                                   CAROLINA INVESTORS, INC.


                                   By: /s/ Kevin J. Mast
                                      ------------------------------------------
                                      Name:  Kevin J. Mast
                                      Title: VP & Treasurer






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